UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2013

CENTURY NEXT FINANCIAL CORPORATION
(Exact name of registrant as specified in charter)

Louisiana	000-54133	27-2851432
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 North Vienna Street, Ruston, Louisiana 71270
(Address of Principal Executive Offices) (Zip Code)

(318) 255-3733
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On October 2, 2013, Century Next Financial Corporation (the "Company") issued a press release announcing the Company’s intention to file a Form 15 with the Securities and Exchange Commission to deregister its common stock from the reporting requirements of the Securities Exchange Act of 1934, as amended.  The Company expects to be eligible to deregister because it has fewer than 300 holders of record of its common stock.  Upon the filing of the Form 15, the Company’s obligations to file certain reports with the SEC, including Forms 10-K, 10-Q, and 8-K, will immediately be suspended.

For additional information, reference is made to the Company's press release dated October 2, 2013, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto.  The press release attached hereto is being furnished to the SEC and shall not be deemed to be "filed" for any purpose except as otherwise provided herein.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	Exhibits

The following exhibits are filed herein:

Exhibit Number                         Description
        99.1                                  Press release, dated October 2, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTURY NEXT FINANCIAL CORPORATION

Date: October 2, 2013	By:	/s/ Mark A. Taylor
Mark A. Taylor, CPA
Senior Vice President and
Chief Financial Officer